Fees Summary	Oct. 11, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	626.43
Total Transaction Valuation	4,091,645.00
Total Offset Amount	0.00
Net Fee	$ 626.43